JULY 21, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD EXCHANGE-TRADED FUNDS
DATED NOVEMBER 27, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
Under the heading “Appendix B: Credit Ratings,” the first paragraph is deleted in its entirety and replaced with the following:
The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business. Ratings and overall portfolio credit quality may change over time and unrated securities are not necessarily low quality securities.
Treatment of Split Ratings – Wellington Management
In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s Ratings ("Moody's") but BB by S&P Global Ratings or Ba by Moody’s and BB by S&P Global Ratings but B by Fitch Ratings, Inc. (“Fitch”)), Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade for each Fund it sub-advises, except AAA CLO ETF, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination; (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used; and (c) if only one credit rating agency has rated the security, then that rating is used. With respect to the AAA CLO ETF, Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan, the highest credit rating is used for this determination; (b) if only two credit rating agencies have rated a security, the highest credit rating is used; and (c) if only one credit rating agency has rated the security, then that rating is used.
Treatment of Split Ratings – Schroders
Unless stated otherwise in a Fund’s prospectus, in the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P Global Ratings or Ba by Moody’s and BB by S&P Global Ratings but B by Fitch), Schroders will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies assign a rating, the average rating is used; (b) if only two credit ratings agencies assign ratings, the average rating is used; and (c) if only one credit rating agency has rated the security, then that rating is used.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.